UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2004

The Sharper Image 401(k) Savings Plan

(Exact Name of Registrant as Specified in Charter)

Delaware	33-80504	94-2493558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Davis Street, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 445-6000

Same

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On September 17, 2004, The Sharper Image 401(k) Savings Plan (the “Plan”) received notification that its auditor, Comyns, Smith, McCleary & Deaver LLP, has resigned for the year ending December 31, 2004. The audit reports of Comyns, Smith, McCleary & Deaver LLP on the financial statements of the Plan for each of the year ended December 31, 2003 and the year ended December 31, 2002, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During each of the fiscal year ended December 31, 2003 and the year ended December 31, 2002, and the subsequent interim period from January 1, 2004 through September 17, 2004, there were no disagreements between the Plan and Comyns, Smith, McCleary & Deaver LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Comyns, Smith, McCleary & Deaver LLP, would have caused Comyns, Smith, McCleary & Deaver LLP to make reference to the subject matter of the disagreement(s) in connection with its report on the consolidated financial statements for such periods.

During each of the fiscal year ended December 31, 2003 and the year ended December 31, 2002, and the subsequent interim period from January 1, 2004 through September 17, 2004, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Prior to September 17, 2004, Comyns, Smith, McCleary & Deaver LLP had not previously advised the Plan of its intention to resign its engagement as the Plan’s independent registered public accounting firm. The resignation was not sought or recommended by the Plan.

The Plan provided a copy of the foregoing disclosures to Comyns, Smith, McCleary & Deaver LLP prior to the date of the filing of this report and requested that Comyns, Smith, McCleary & Deaver LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request (as required by Item 304(a)(3) of Regulation S-K) dated November 23, 2004, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

16.1 Letter from Comyns, Smith, McCleary & Deaver LLP dated November 23, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHARPER IMAGE 401(k) SAVINGS PLAN BY SHARPER IMAGE CORPORATION PLAN ADMINISTRATOR

Date: November 24, 2004	By:	/s/ JEFFREY P. FORGAN
Jeffrey P. Forgan
Plan Administrator